2009 July 23
MANPOWER INC.
2009 2nd Quarter Results
Exhibit 99.2

Helping Clients and Candidates

    Win for Over Six Decades

 This presentation includes forward-looking
 statements which are subject to risks and
 uncertainties. Actual results might differ
 materially from those projected in the forward-
 looking statements. Additional information
 concerning factors that could cause actual
 results to materially differ from those in the
 forward-looking statements is contained in the
 Company’s Annual Report on Form 10-K
 dated December 31, 2008, which information
 is incorporated herein by reference, and such
 other factors as may be described from time
 to time in the Company’s SEC filings.
Forward-Looking Statement

Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of currency on our financial results. Constant Currency is further explained on our Web site.

81% CC
Operating Profit $22M
OP Margin  0.6%
Revenue $3.8B
Gross Margin 18.3%
EPS $0.25
36%
122 bps
290 bps
 81%
89%
88% CC
Q2 Highlights
(1)
(1) Gross profit margin declined 31 bps excluding the impact of the French payroll tax change in 2008.
27% CC
(2)
(2) Includes reorganization charges of $13.1M recorded in 2009.
Consolidated Financial Highlights

20%
19%
18%
17%
16%
15%
19.54%
- 0.91%
- 0.74%
- 0.76%
+ 0.99%
+ 0.20%
18.32%
Q2 2008
Impact of Payroll Tax Changes in 2008
Temporary Recruitment
Permanent Recruitment
Specialty Business
Other
Q2 2009

Manpower

Consolidated Gross Margin Change

19% CC
Q2 Financial Highlights
24%
OUP Margin
- 0.3%
310 bps
Revenue
$595M
OUP
$(2M)
N/A
Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs.
(2)
(1) Included in these amounts is the US, which had revenue of $374M (-24%) and OUP of $(6M).
(2) The results above include the impact of acquisitions. On an organic basis, Americas revenue decreased
 29% in USD (23% in CC).
(2)
(1)
Americas Segment
(16% of Revenue)

US
-24%
-24%
Mexico
-28%
-7%
Argentina
-26%
-11%
Other
-24%
-11%

Manpower®

Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
63%
13%
8%
 16%
(1)
(1) On an organic basis, US revenue decreased 31% in USD.
Americas - Q2 Revenue Growth YoY

Q2 Financial Highlights
OUP Margin
0.4%
Revenue
$1.1B
OUP
$4M
44%
36% CC
320 bps
94%
93% CC
France Segment
(29% of Revenue)

Q2 Financial Highlights
OUP Margin
0.2%
Revenue
$1.5B
OUP
$3M
40%
28% CC
470 bps
(1) Included in these amounts is Italy, which had revenue of $230M (-48% in USD, -40% in CC) and OUP of
 $7M (-82% in USD, -79% in CC).
(2)  Includes reorganization charges of $5.5M recorded in 2009.
(2)
98%
97% CC
(1)
EMEA Segment
(39% of Revenue)

Italy
Elan
Nordics
UK - Manpower
Netherlands
Germany
Belgium
Other
-48%
-40%
-35%
-17%
-49%
-34%
-41%
-25%
-29%
-19%
-40%
-32%
-39%
-30%
-35%
-21%

Manpower

Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
15%
15%
14%
11%
 10%

5%
 21%
9%
EMEA - Q2 Revenue Growth YoY

Q2 Financial Highlights
OUP Margin
0.9%
Revenue
$406M
OUP
$4M
14%
13% CC
110 bps
62%
71% CC
(1)
(1) Includes reorganization charges of $1.5M recorded in 2009.
Asia Pacific Segment
(11% of Revenue)

Japan
-6%
-12%
Australia/NZ
-36%
-21%
Other
-13%
-4%

Manpower

Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
61%
18%
21%
Asia Pacific - Q2 Revenue Growth YoY

217%
232% CC
Q2 Financial Highlights
OUP Margin
26.8%
Revenue
$158M
OUP
$42M
36%
46% CC
1530 bps
Right Management Segment
(4% of Revenue)

Jefferson Wells Segment
(1% of Revenue)
Q2 Financial Highlights
OUP Margin
- 21.2%
Revenue
$48M
OUP
$(10M)
1900 bps
36%
N/A
(1)
(1) Includes reorganization charges of $5.9M recorded in 2009.

Financial Highlights

Three Months Ended June 30			
			% Variance	
	2009	2008	Amount Reported	Constant Currency
Revenue	$3,797	$5,905	-36%	-27%
Cost of services	3,102	4,751	-35%	-25%
Gross profit	695	1,154	-40%	-32%
Selling and administrative expenses	673	947	-29%	-20%
Operating profit	22	207	-89%	-88%
Interest and other expenses	11	14	-22%	
Earnings before income taxes	11	193	-94%	-94%
Provision for income taxes	(8)	86	N/A	
Net earnings	$ 19	$ 107	-82%	-80%

Manpower

Results of Operations
(in millions)

Other
(21)

Change in Cash
233

(12)
2009
2008
Cash from Operations
379
266
Capital Expenditures
(17)
(52)
 Free Cash Flow
362
214
Share Repurchases
-
(53)
Change in Debt
(22)

($ in millions)
Effect of Exchange Rate Changes
(1)

Acquisitions of Businesses,
 net of cash acquired
(196)
(85)
Cash Flow Summary - First Half

1,000
800
600
400
200
0
-200
-400
735
280
823
135
915
377
953
79
854
-147
874
-233
2005
2006
2007
2008
Q1
Q2

Total Capitalization

30%
20%
10%
0%
26%
25%
26%
28%
26%
26%
2005
2006
2007
2008
Q1
Q2

Manpower

Total Debt
($ in millions)
Total Debt to
Total Debt
Net Debt
2009
2009
Balance Sheet Highlights

(a)
(a)
$625M multi-currency Revolving Credit Agreement provided by 17 banks. As of June 30, 2009, there was a €100M borrowing under the
Revolving Credit Agreement at Euro LIBOR + 40 bps (our current credit spread). The Euro LIBOR portion has been swapped to a 5.71% fixed rate until July 2010, resulting in a total current borrowing cost of 6.11%. The credit agreement requires, among other things, that we comply with a Debt-to-EBITDA ratio of less than 3.25 to 1 and a fixed charge ratio of greater than 2.00 to 1. As defined in the agreement, we had a
Debt-to-EBITDA ratio of 1.9 to 1 and a fixed charge ratio of 2.5 to 1 as of June 30, 2009.
Interest
Rate
Maturity
Date
Total
Outstanding
Remaining
Available
Euro Notes:
- Euro 200M
4.86%
June 2013

-

- Euro 300M
4.58%
June 2012

-

Revolving Credit Agreement
6.11%
Nov 2012
140

368

Uncommitted lines and Other
Various
Various
32

Total Debt
874

(b)
(b)
During June we terminated our $100M U.S. Accounts Receivable Securitization program which would have expired in July 2009.
Credit Facilities as of June 30, 2009
($ in millions)

Revenue
Americas
Down 21-23%
France
Down 36-38%
(Down 31-33% CC)
Down 10-12%
Asia Pacific
(Down 11-13% CC)
Jefferson Wells
Right Management
 Up 23-25%
(Up 29-31% CC)
 Down 29-31%
(Down 24-26% CC)
Total
Gross Profit Margin
17.5-17.7%
Operating Profit Margin
0.7-0.9%
Tax Rate
37%
EPS
$0.07-$0.21
(Neg. $.01 Currency)
 Down 38-40%
EMEA
(Down 26-28% CC)
Down 32-34%
(Down 16-18% CC)
Third Quarter Outlook

Questions?
Answers
July 23, 2009
Manpower Inc.
2009 2nd Quarter Results